SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-06              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On July 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  July 31, 2002              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on July 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Statement to Certificate Holders
                                      July 25, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1     82,400,000.00     72,542,769.35    3,242,897.45     126,345.32     3,369,242.77     0.00       0.00       69,299,871.90
IA2     59,500,000.00     59,500,000.00            0.00     288,575.00       288,575.00     0.00       0.00       59,500,000.00
IA3     27,350,000.00     27,350,000.00            0.00     148,829.58       148,829.58     0.00       0.00       27,350,000.00
IA4     11,150,000.00     11,150,000.00            0.00      63,555.00        63,555.00     0.00       0.00       11,150,000.00
IA5     23,425,364.00     23,425,364.00            0.00     138,990.49       138,990.49     0.00       0.00       23,425,364.00
IIA1   376,138,403.00    365,302,348.85    5,672,867.98   2,283,139.68     7,956,007.66     0.00       0.00      359,629,480.87
AR             100.00              0.00            0.00           0.00             0.00     0.00       0.00                0.00
IPP            100.00            100.00            0.00           0.63             0.63     0.00       0.00              100.00
IIPP           100.00            100.00            0.00           0.63             0.63     0.00       0.00              100.00
IIP     11,669,831.00     11,481,179.96       76,874.69           0.00        76,874.69     0.00       0.00       11,404,305.27
IM1      4,777,159.00      4,777,159.00            0.00      27,866.76        27,866.76     0.00       0.00        4,777,159.00
IM2      2,653,977.00      2,653,977.00            0.00      15,481.53        15,481.53     0.00       0.00        2,653,977.00
IB       1,061,592.00      1,061,592.00            0.00       6,192.62         6,192.62     0.00       0.00        1,061,592.00
IIB1     4,997,532.00      4,990,109.21        3,743.62      31,188.18        34,931.80     0.00       0.00        4,986,365.59
IIB2     3,198,420.00      3,193,669.42        2,395.92      19,960.43        22,356.35     0.00       0.00        3,191,273.50
IIB3     1,399,308.00      1,397,229.62        1,048.21       8,732.69         9,780.90     0.00       0.00        1,396,181.41
IIB4       799,605.00        798,417.35          598.98       4,990.11         5,589.09     0.00       0.00          797,818.37
IIB5       599,703.00        598,812.27          449.23       3,742.58         4,191.81     0.00       0.00          598,363.04
IIB6       999,508.00        998,024.03          748.73       6,237.65         6,986.38     0.00       0.00          997,275.30
IX               0.00              0.00            0.00     109,580.68       109,580.68     0.00       0.00                0.00
TOTALS 612,120,702.00    591,220,852.06    9,001,624.81   3,283,409.56    12,285,034.37     0.00       0.00      582,219,227.25

IAIO    20,000,000.00     20,000,000.00            0.00     108,333.33       108,333.33     0.00       0.00       20,000,000.00
IIX     22,733,446.00     21,827,717.92            0.00     136,423.24       136,423.24     0.00       0.00       21,373,641.91
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1   22540VP63        880.37341444     39.35555158    1.53331699     40.88886857          841.01786286       IA1     2.090000 %
IA2   22540VP71      1,000.00000000      0.00000000    4.85000000      4.85000000        1,000.00000000       IA2     5.820000 %
IA3   22540VP89      1,000.00000000      0.00000000    5.44166654      5.44166654        1,000.00000000       IA3     6.530000 %
IA4   22540VP97      1,000.00000000      0.00000000    5.70000000      5.70000000        1,000.00000000       IA4     6.840000 %
IA5   22540VQ21      1,000.00000000      0.00000000    5.93333320      5.93333320        1,000.00000000       IA5     7.041383 %
IIA1  22540VQ47        971.19131133     15.08186331    6.06994569     21.15180901          956.10944802       IIA1    7.500000 %
AR    22540VR53          0.00000000      0.00000000    0.00000000      0.00000000            0.00000000       AR      7.500000 %
IPP   22540VR95      1,000.00000000      0.00000000    6.30000000      6.30000000        1,000.00000000       IPP     7.041383 %
IIPP  22540VS29      1,000.00000000      0.00000000    6.30000000      6.30000000        1,000.00000000       IIPP    7.500000 %
IIP   22540VQ62        983.83429546      6.58747243    0.00000000      6.58747243          977.24682303       IIP     0.000000 %
IM1   22540VQ70      1,000.00000000      0.00000000    5.83333316      5.83333316        1,000.00000000       IM1     7.000000 %
IM2   22540VQ88      1,000.00000000      0.00000000    5.83333239      5.83333239        1,000.00000000       IM2     7.000000 %
IB    22540VQ96      1,000.00000000      0.00000000    5.83333333      5.83333333        1,000.00000000       IB      7.000000 %
IIB1  22540VR20        998.51470886      0.74909375    6.24071642      6.98981017          997.76561511       IIB1    7.500000 %
IIB2  22540VR38        998.51471039      0.74909487    6.24071573      6.98981059          997.76561552       IIB2    7.500000 %
IIB3  22540VR46        998.51470870      0.74909169    6.24072041      6.98981211          997.76561700       IIB3    7.500000 %
IIB4  22540VR61        998.51470414      0.74909487    6.24071885      6.98981372          997.76560927       IIB4    7.500000 %
IIB5  22540VR79        998.51471478      0.74908746    6.24072249      6.98980996          997.76562732       IIB5    7.500000 %
IIB6  22540VR87        998.51529953      0.74909856    6.24072043      6.98981899          997.76620097       IIB6    7.500000 %
TOTALS                 965.85665234     14.70563694    5.36399039     20.06962733          951.15101539

IAIO  22540VQ39      1,000.00000000      0.00000000    5.41666650      5.41666650        1,000.00000000       IAIO    6.500000 %
IIX   22540VQ54        960.15878631      0.00000000    6.00099255      6.00099255          940.18486727       IIX     7.500000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                                July 25, 2002


Section 4.04(a)(i)      Scheduled Principal Payments                                                      475,898.44
                        Principal Prepayments                                                           8,251,563.59
                        Repurchases                                                                             0.00

Section 4.04(a)(ii)     Current Interest                                                                3,528,166.13
                        Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Loan Balance (Total)                                                583,280,818.74
                        Loan Group 1 Aggregate Loan Balance                                           200,279,654.86
                        Loan Group 2 Aggregate Loan Balance                                           383,001,163.88

Section 4.04(a)(vi)     Master Servicing Fees                                                               3,005.97
                        Servicing Fees                                                                    123,737.66
                        TGIC Fees                                                                         173,654.24
                        Primary Mortgage Insurance Premiums                                                13,328.21

Section 4.04(a)(viii)   Current Advances (Total)                                                                N/A
                        Group 1                                                                                 N/A
                        Group 2                                                                                 N/A
                        Outstanding Advances (Total)                                                            N/A
                        Group 1                                                                                 N/A
                        Group 2                                                                                 N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         12              4,177,044.09    2.09 %
                        2 Month          0                      0.00    0.00 %
                        3 Month          0                      0.00    0.00 %
                        Total           12              4,177,044.09    2.09 %

                        Group 2
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         53              6,660,065.34    1.74 %
                        2 Month          2                444,097.78    0.12 %
                        3 Month          1                199,086.05    0.05 %
                        Total           56              7,303,249.17    1.91 %

                        Group Totals
                                                        Principal
                        Category        Number          Balance         Percentage
                        1 Month         65              10,837,109.43   1.86 %
                        2 Month          2                 444,097.78   0.08 %
                        3 Month          1                 199,086.05   0.03 %
                        Total           68              11,480,293.26   1.97 %



                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%




                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                            July 25, 2002



Section 4.04(a)(x)      Rolling Three Month Delinquency Rate                                      0.000000 %



Section 4.04(a)(xi)     REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses                                                         0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Aggregate Realized Losses                                                       0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity
                        Group 1                                                                         332
                        Group 2                                                                         334

                                     -8-



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
